SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENT

22.	SUBSEQUENT EVENT

On January 31, 2012, the Company granted 752,000 employee options with an exercise price of US$0.25 per share, of which 20% will vest on the first anniversary of the grant date, and 5% will vest each quarter in the second year, and 7.5% will vest each quarter over the next two years thereafter. The contractual life is 8 years from the date of grant. The fair value of the employee options as of grant date was estimated to be US$0.48 per share based on the market closing price of the Company's ADSs on the grant date. The total estimated compensation cost of US$350, after the adjustment of estimated forfeitures, will be recognized over the vesting period based on the graded vesting schedule.